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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event Reported) November 26, 1996
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                               1ST BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)

         NEW JERSEY                 0-27686                   22-3409845
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)           Identification No.)

250 Valley Boulevard, Wood-Ridge, New Jersey                    07075
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 (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (201) 939-3400
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ITEM 5. OTHER.

     The Registrant issued a press release on November 26, 1996 announcing the declaration of a quarterly dividend on its common stock of $0.03 per common share payable on December 31, 1996 to shareholders of record at the close of business on December 16, 1996.

ITEM 7. EXHIBITS.

     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                            Description
----------                             -----------

   99 Press Release dated November 26, 1996 announcing the Registrant's declaration of a quarterly dividend.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                1ST BERGEN BANCORP
                                                   (Registrant)

Dated:  November 27, 1996                By: /s/ ALBERT E. GOSSWEILER
                                             -----------------------------
                                                 Albert E. Gossweiler,
                                                 Executive Vice President and
                                                   Chief Financial Officer

                                   Page 3 of 5

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.               Description                                   Page No.
-----------             -------------                                   --------

   99                    Press Release dated November  26, 1996            5
                           announcing the Registrant's declaration
                           of a quarterly dividend.

                                   Page 4 of 5